UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2018

CYTOMX THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37587	27-3521219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 Oyster Point Blvd.

Suite 400

South San Francisco, CA 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 515-3185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	CTMX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends (i) the Current Report on Form 8-K of CytomX Therapeutics, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission on December 20, 2018 (the “First Original Form 8-K”) relating to the appointment of James R. Meyers to the Company’s Board of Directors (the “Board”) and (ii) the Current Report on Form 8-K of the Company filed with the U.S. Securities and Exchange Commission on April 22, 2019 (the “Second Original Form 8-K”) relating to the appointment of Elaine Jones to the Company’s Board. At the time of each of Mr. Meyers’ and Ms. Jones’ appointments, the Company expected that each director would be named to one or more committees of the Board, but had not made a determination as to which, if any, committees each director would be named. This Amendment is being filed to report Mr. Meyers’ and Ms. Jones’ committee appointments pursuant to Instruction 2 to Item 5.02 of Form 8-K. Other than providing the additional information in Item 5.02 below, no other disclosure in the First Original Form 8-K or Second Original Form 8-K is amended by this Amendment.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 19, 2019, the Board appointed Mr. Meyers to serve on the Nominating and Corporate Governance Committee of the Board (“NCGC”) and the Audit Committee of the Board (“AC”), and Ms. Jones to serve on the NCGC. Pursuant to the Company’s non-employee director compensation program, Mr. Meyers and Ms. Jones each will receive annual cash compensation of $3,750 for their roles on the NCGC and Mr. Meyers will receive annual cash compensation of $7,500 for his role on the AC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2019	CYTOMX THERAPEUTICS, INC.

	By:	/s/ Lloyd Rowland
Lloyd Rowland
SVP, General Counsel